UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 4, 2011
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 291-3600

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
     On March 4, 2011, Rockville Financial, Inc., a Connecticut corporation (the “Company”), and the holding company for Rockville Bank, issued a Press Release summarizing its results of operation for the year ending and its financial condition at December 31, 2010.
     For additional information, reference is made to the Company’s press release, dated March 4, 2011, included as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Number	Description
Exhibit 99.1	Press Release Dated March 4, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2011	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ John T. Lund
John T. Lund
Senior Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 99.1	Press Release Dated March 4, 2011